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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May, 19 2004




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



Delaware                 1-9566                          95-4087449
--------                 ------                          ----------
(State of Incorporation)(Commission File No.) (IRS Employer Identification No.)



401 Wilshire Boulevard, Santa Monica, California,                  90401-1490
-------------------------------------------------                  ----------
         (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000














                           Total number of pages is 4
                         Index to Exhibit is on Page 3.

ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

         99.0     Monthly Financial Data as of April 30, 2004 (Unconsolidated)


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of April 30, 2004 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                               S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated:  May 19, 2004                        By:/s/ Douglas J. Goddard
                                               ----------------------
                                                   Douglas J. Goddard
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                                      Page

99.0     Monthly Financial Information as of April 30, 2004                 4

                      First Federal Bank of California, fsb
                          MONTHLY REPORT OF OPERATIONS
                       Unconsolidated Financial Highlights
                                    Unaudited
                             (Dollars in thousands)

                                         As of, for         As of, for         As of, for       As of, for the        As of, for the
                                      the month ended     ended the month   the month ended     4 months ended        4 months ended
                                         April 30,           Mar. 31,          April 30,          April 30,            April 30,
                                           2004                2004              2003               2004                 2003
                                           ----                ----              ----               ----                 ----


Cash and investment securities       $        281,657  $         255,021  $         144,421  $          281,657   $          144,421
Total assets                         $      5,252,273  $       5,173,058  $       4,415,590  $        5,252,273   $        4,415,590

LOANS:
Total mortgage-backed securities     $        121,788  $         124,217  $         181,495  $          121,788   $          181,495
Total loans, net                     $      4,699,382  $       4,640,055  $       3,958,762  $        4,699,382   $        3,958,762

Loans originated/purchased:
  Single family loans                $        143,967  $         154,418  $         121,235  $          582,491   $          510,014
  Multi-family loans                           38,441             65,877             37,748             164,008              159,563
  Commercial real estate loans                    850              3,745              4,201               8,616               14,311
  Other                                        13,128              9,657              3,464              34,809               21,689
                                        -------------    ---------------    ---------------    ----------------     ----------------
                                     $        196,386  $         233,697  $         166,648  $          789,924  $           705,577
                                        =============    ===============    ===============    ================     ================

Percentage of ARMs originated:                    99%                97%                69%                 97%                  67%

Loan repayments:
  Single family loans                $         93,646  $          80,318  $          76,734  $          292,278   $          312,243
  Multi-family and commercial real
     estate loans                                                 36,143             47,695             156,480              188,119
                                               41,533
  Other                                         2,319              8,292              6,625              19,737               21,140
                                        -------------    ---------------    ---------------    ----------------     ----------------
                                     $        137,498  $         124,753  $         131,054  $          468,495  $           521,502
                                        =============    ===============    ===============    ================     ================

Loans sold                           $            --   $             632  $          10,522  $            1,618  $            50,982

Average rate on loans
   originated/purchased                         4.38%              4.39%              5.05%               4.49%                5.10%
Percentage of portfolio in
   adjustable rate loans                       82.36%             81.08%             72.18%              82.36%               72.18%
Non-performing assets
   to total assets                              0.05%              0.06%              0.09%               0.05%                0.09%

BORROWINGS:
Federal Home Loan Bank
   Advances                          $      1,949,000  $       1,852,000  $       1,404,000  $        1,949,000  $         1,404,000
Reverse
repurchase                           $        115,224  $         117,122  $         144,922  $          115,224  $           144,922
   agreements

DEPOSITS:
Retail deposits                      $      2,538,422  $       2,540,048  $       2,356,528  $        2,538,422  $         2,356,528
Wholesale deposits                            191,748            192,932            102,152             191,748              102,152
                                        -------------    ---------------    ---------------    ----------------     ----------------
                                     $      2,730,170  $       2,732,980  $       2,458,680  $        2,730,170  $         2,458,680
                                        =============    ===============    ===============    ================     ================

Net increase (decrease)              $        (2,810)  $          41,168  $         (51,798) $          172,744  $          (86,353)


AVERAGE INTEREST RATES:
Yield on loans                                  4.71%              4.82%              5.70%               4.79%                5.80%
Yield on investments                            2.51%              2.63%              2.73%               2.60%                3.57%
Yield on earning assets                         4.61%              4.73%              5.61%               4.70%                5.73%
Cost of deposits                                1.26%              1.28%              1.67%               1.28%                1.79%
Cost of borrowings                              2.43%              2.61%              3.29%               2.56%                3.46%
Cost of money                                   1.75%              1.82%              2.29%               1.80%                2.39%
Earnings spread                                 2.86%              2.91%              3.32%               2.90%                3.34%
Effective net spread                            2.96%              3.02%              3.46%               3.00%                3.49%

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